SUB-ITEM 77Q1(a)
                                AMENDMENT NO. 7
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

     This amendment dated as of October 15, 2004, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds, a Delaware statutory trust, and A I M Advisors, Inc., a Delaware corporation.

                              W I T N E S S E T H:

     WHEREAS, the parties desire to amend the Agreement to rename each INVESCO Fund by replacing "INVESCO VIF -" with "AIM V.I." and further to change the name of the INVESCO VIF - Core Equity Fund to the AIM V.I. Core Stock Fund;

     NOW, THEREFORE, the parties agree as follows:

     1. Appendix A and Appendix B to the Agreement is hereby deleted in its entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES


                                                        EFFECTIVE DATE OF
             NAME OF FUND                              ADVISORY AGREEMENT
             ------------                              ------------------

  AIM V.I. Aggressive Growth Fund                        May 1, 2000
  AIM V.I. Balanced Fund                                 May 1, 2000
  AIM V.I. Basic Value Fund                              September 10, 2001
  AIM V.I. Blue Chip Fund                                May 1, 2000
  AIM V.I. Capital Appreciation Fund                     May 1, 2000
  AIM V.I. Capital Development Fund                      May 1, 2000
  AIM V.I. Core Equity Fund                              May 1, 2000
  AIM V.I. Core Stock Fund                               April 30, 2004
  AIM V.I. Dent Demographic Trends Fund                  May 1, 2000
  AIM V.I. Diversified Income Fund                       May 1, 2000
  AIM V.I. Dynamics Fund                                 April 30, 2004
  AIM V.I. Financial Services Fund                       April 30, 2004
  AIM V.I. Government Securities Fund                    May 1, 2000
  AIM V.I. Growth Fund                                   May 1, 2000
  AIM V.I. Health Sciences Fund                          April 30, 2004
  AIM V.I. High Yield Fund                               May 1, 2000
  AIM V.I. International Growth Fund                     May 1, 2000
  AIM V.I. Large Cap Growth Fund                         September 1, 2003
  AIM V.I. Leisure Fund                                  April 30, 2004
  AIM V.I. Mid Cap Core Equity Fund                      September 10, 2001
  AIM V.I. Money Market Fund                             May 1, 2000
  AIM V.I. Premier Equity Fund                           May 1, 2000
  AIM V.I. Real Estate Fund                              April 30, 2004
  AIM V.I. Small Cap Equity Fund                         September 1, 2003

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
  AIM V.I. Small Company Growth Fund                     April 30, 2004
  AIM V.I. Technology Fund                               April 30, 2004
  AIM V.I. Total Return Fund                             April 30, 2004
  AIM V.I. Utilities Fund                                April 30, 2004


                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

         The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.


                        AIM V.I. AGGRESSIVE GROWTH FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
First $150 million............................................       0.80%
Over $150 million.............................................       0.625%



                            AIM V.I. BALANCED FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
First $150 million............................................       0.75%
Over $150 million.............................................       0.50%



                           AIM V.I. BASIC VALUE FUND
                       AIM V.I. MID CAP CORE EQUITY FUND
                            NET ASSETS ANNUAL RATE
NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
First $500 million................................................   0.725%
Next $500 million.................................................   0.700%
Next $500 million.................................................   0.675%
Over $1.5 billion.................................................   0.65%

                            AIM V.I. BLUE CHIP FUND
                       AIM V.I. CAPITAL DEVELOPMENT FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
First $350 million............................................       0.75%
Over $350 million.............................................       0.625%



                      AIM V.I. CAPITAL APPRECIATION FUND
                           AIM V.I. CORE EQUITY FUND
                             AIM V.I. GROWTH FUND
                         AIM V.I. PREMIER EQUITY FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
First $250 million............................................       0.65%
Over $250 million.............................................       0.60%

                           AIM V.I. CORE STOCK FUND
                            AIM V.I. DYNAMICS FUND
                       AIM V.I. FINANCIAL SERVICES FUND
                         AIM V.I. HEALTH SCIENCES FUND
                             AIM V.I. LEISURE FUND
                      AIM V.I. SMALL COMPANY GROWTH FUND
                           AIM V.I. TECHNOLOGY FUND
                          AIM V.I. TOTAL RETURN FUND
NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
All Assets....................................................      0.75%


                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
First $2 billion..............................................       0.77%
Over $2 billion...............................................       0.72%


                       AIM V.I. DIVERSIFIED INCOME FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
First $250 million............................................       0.60%
Over $250 million.............................................       0.55%

                      AIM V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
First $250 million............................................      0.50%
Over $250 million.............................................      0.45%


                           AIM V.I. HIGH YIELD FUND
NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
First $200 million............................................      0.625%
Next $300 million.............................................      0.55%
Next $500 million.............................................      0.50%
Over $1 billion...............................................      0.45%




                      AIM V.I. INTERNATIONAL GROWTH FUND
NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
First $250 million............................................      0.75%
Over $250 million.............................................      0.70%




                        AIM V.I. LARGE CAP GROWTH FUND
NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
First $1 billion..............................................      0.75%
Next $1 billion...............................................      0.70%
Over $2 billion...............................................      0.625%


                          AIM V.I. MONEY MARKET FUND
NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
First $250 million............................................      0.40%
Over $250 million.............................................      0.35%

                           AIM V.I. REAL ESTATE FUND
NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
All Assets....................................................      0.90%


                        AIM V.I. SMALL CAP EQUITY FUND
NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
All Assets....................................................      0.85%


                            AIM V.I. UTILITIES FUND
NET ASSETS                                                       ANNUAL RATE
----------                                                       -----------
All Assets....................................................      0.60%"


     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

Date: October 15, 2004

                                           AIM VARIABLE INSURANCE FUNDS

Attest:  /s/ Lisa Moss                     By: /s/ Robert H. Graham
         ---------------------------           -----------------------------
         Assistant Secretary                     Robert H. Graham
                                                 President
(SEAL)

                                            A I M ADVISORS, INC.

Attest:  /s/ Lisa Moss                     By: /s/ Mark H. Williamson
         ---------------------------           -----------------------------
         Assistant Secretary                     Mark H. Williamson
                                                 President
(SEAL)

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